Non-current assets and liabilities held for sale (Tables)	12 Months Ended
Dec. 31, 2017
Disclosure of non-current assets held for sale and discontinued operations [Abstract]
Disclosure of non-current assets and liabilities held for sale

Kopanang gold mine, West Gold Plant and related infrastructure (Kopanang Sale Assets)
The Kopanang gold mine is situated approximately 170 kilometres southwest of Johannesburg. It is included in the South Africa reporting segment. Kopanang gold mine was previously recognised as a combination of tangible assets, current assets, current and long term liabilities. On 19 October 2017, AngloGold Ashanti Limited announced that it has entered into an agreement to dispose of the Kopanang Sale Assets to Heaven‐Sent SA Sunshine Investment Company Limited (HSC), a Chinese capital management company headquartered in Hong Kong. The purchase consideration will be settled on the Closing Date by a payment of R100 million in cash and the transfer of certain gold bearing rock dumps from a subsidiary of HSC, namely Village Main Reef Limited to AngloGold Ashanti. Kopanang mine is a single shaft system, which produces gold as its primary output. In 2017, Kopanang mine produced 91,000 ounces of gold (2016: 91,000 ounces).

Moab Khotsong gold mine and related infrastructure, Nufcor and Margaret Water Company (Moab Sale Assets)
The Moab Khotsong gold mine is situated about 180 kilometres southwest of Johannesburg. It is included in the South Africa reporting segment. Moab Khotsong gold mine was previously recognised as a combination of tangible assets, current assets, current and long term liabilities. On 19 October 2017, AngloGold Ashanti Limited announced that it has entered into a sale and purchase agreement, to dispose of various assets (Moab Sale Assets) situated in the Vaal River area of South Africa to Harmony Gold Mining Company Limited for a cash consideration of US$300 million.

The assets and related interests to be sold include the following:
· The Moab Khotsong mine (which incorporates the Great Noligwa mine) and related infrastructure;
· AngloGold Ashanti’s entire interest in Nuclear Fuels Corporation of South Africa Proprietary Limited; and
· AngloGold Ashanti’s entire interest in Margaret Water Company NPC.
Moab Khotsong is an underground mine which produced 294,000 ounces in 2017 (2016: 280,000 ounces).
Subsequent to year end the conditions precedent were fulfilled. Refer note 36.
The carrying amount of major classes of assets and liabilities includes:

	US Dollars
	2017
Figures in millions	Moab Sale Assets	Kopanang Sale Assets	Total
Tangible assets(1)	277	12	289
Intangible assets	2	—	2
Inventories	16	5	21
Other investments	31	5	36
Non-current assets held for sale (note 2)	326	22	348
Environmental and rehabilitation provisions	20	9	29
Provision for pension and post-retirement benefits	1	—	1
Trade, other payables and deferred income	10	5	15
Deferred taxation	81	—	81
Non-current liabilities held for sale	112	14	126

Net non-current assets held for sale	214	8	222

(1) Includes impairments of $35m subsequent to being transferred to held for sale.